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                                                                    EXHIBIT 5(a)

ANCHOR NATIONAL              NEW BUSINESS DOCUMENTS      Overnight With Checks
LIFE INSURANCE COMPANY       With Checks                 BONPC
1 SunAmerica Center          P.O. Box 100330             1111 Arroyo Parkway
Los Angeles, CA 90067-6022   Pasadena, CA 91189-0001     Suite 150
                                                         Lockbox # 100357
                             Without Checks:             Pasadena, CA 91105
                             P.O. Box 54299
                             Los Angeles, CA 90054-0299  Domicile State: Arizona
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DEFERRED ANNUITY APPLICATION                                      ANA-553 (9/01)
[Do Not Use Highlighter.]  Please print or type.

A. OWNER


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Last Name                                        First Name                                  Middle Initial

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Street Address

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City                              State                                                  Zip Code

Mo.     Day      Year         [ ] M  [ ] F                        (    )
---------------------------   ------------   -------------------   ---- --------------------------   --------------------
Date Of Birth                 Sex            SSN or TIN            Telephone Number                  E-mail Address

JOINT OWNER (If Applicable):
                             --------------------------------------------------------------------------------------------
                               Last Name                           First Name                 Middle Initial

Mo.     Day      Year         [ ] M  [ ] F                                                           (    )
---------------------------   ------------   -------------------   -------------------------------    ---- --------------
Date of Birth                 Sex            SSN                   Relationship to Owner             Telephone Number

B. ANNUITANT (Complete only if different from Owner)


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Last Name                                        First Name                                  Middle Initial

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Street Address

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City                              State                                                  Zip Code

Mo.     Day      Year         [ ] M  [ ] F                        (    )
---------------------------   ------------   -------------------   ---- --------------------------   --------------------
Date of Birth                 Sex            SSN                   Telephone Number                  e-mail Address

JOINT ANNUITANT (If Applicable):
                                -----------------------------------------------------------------------------------------
                                Last Name                           First Name                 Middle Initial

Mo.     Day      Year         [ ] M  [ ] F                                           (    )
---------------------------   ------------          -------------------               ---- ------------------------------
Date of Birth                 Sex                   SSN                              Telephone Number


C. BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section)

 [X] Primary
                                    ------------------------------------------------------       ------------       ----------
                                    Last Name               First Name              M I          Relationship       Percentage
 [ ] Primary [ ] Contingent
                                    ------------------------------------------------------       ------------       ----------
                                    Last Name               First Name              M I          Relationship       Percentage

 [ ] Primary [ ] Contingent
                                   ------------------------------------------------------       ------------        ----------
                                    Last Name               First Name              M I          Relationship       Percentage


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D. TYPE OF CONTRACT (If this is a transfer or 1035 Exchange, please complete form [SA2500RL(2/01)] and submit it with this Application Form)

[ ]  QUALIFIED PLAN     MINIMUM [$2,000]                    PLEASE INDICATE SPECIFIC QUALIFIED PLAN TYPE BELOW:

[ ]  IRA  (tax year _________)     [ ] IRA Transfer     [ ] IRA Rollover     [ ] Roth IRA
[ ]  401(K)     [ ]  457     [ ]  Keogh     [ ] SEP     [ ] TSA     [ ] Other_____

[ ]  NON-QUALIFIED PLAN    MINIMUM [$10,000]

[ ]   Check included with this Application Form for $_________________


E. SPECIFIED ANNUITY DATE: Date annuity payments ("income payments") begin. Must be at least 2 years after the Contract Date. Maximum annuitization age is the later of the Owner's 95th birthday or 10 years after Contract Date. NOTE: If left blank, the Annuity Date will default to the maximum for nonqualified and to 70 1/2 for qualified Contracts.


Month                   Day                     Year
-------------------------------------------------------


F. SPECIAL FEATURES (Optional)

[ ] Systematic Withdrawal: Include Form Number [SA-5550SW (8/00)] with this Application Form.

[ ] Optional Death Benefit Election: Include Form Number [DS-2220POS (6/01)] with this Application Form.

[ ] Principal Advantage: Check the appropriate fixed account below and specify the other allocations as percentages in section J.

          [ ] 1 Year Fixed  [ ] 3 Year MVA Fixed

[ ] Automatic Asset Rebalancing: I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:

     (Select only one)  _____Quarterly  _____Semiannually  _____Annually

G. TELEPHONE / INTERNET TRANSFERS AUTHORIZATION

I [ ] DO [ ] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone or Internet transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers)

I [ ] DO [ ] DO NOT authorize Internet TRANSFERS, subject to the conditions set forth below.

I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Contract and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone or Internet instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record. For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

Do you authorize the delivery of the prospectus and other required documentation to your personal Internet Address in lieu of receipt by mail?

[ ] YES [ ] NO If YES, You MUST indicate Your e-mail Address in the space provided on page 1.

H. ADDITIONAL INSTRUCTIONS ( Additional Beneficiaries, Transfer Company Information; etc.)

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I. DISCLOSURE NOTICES

FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN MAINE: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

FOR APPLICANTS IN FLORIDA: FRAUD WARNING: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.


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FOR APPLICANTS IN ARIZONA: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the contract and (2) the Contract Value on the date the returned contract is received by our company or agent.

FOR APPLICANTS IN TEXAS: FRAUD WARNING: Any Person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of fraud.

J. INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and the total allocation must equal 100%)

PAYMENT      DCA TARGET                                     PAYMENT       DCA TARGET
ALLOCATIONS  ALLOCATIONS   PORTFOLIO                        ALLOCATIONS   ALLOCATIONS      PORTFOLIO
-----------  -----------   ---------                        -----------   -----------      ---------
PORTFOLIOS                                                  STRATEGIES
----------                                                  ----------
_______%      ______% Large Cap Growth Portfolio            _______%      ______% Growth Strategy
_______%      ______% Large Cap Composite Portfolio         _______%      ______% Moderate Growth Strategy
_______%      ______% Large Cap Value Portfolio             _______%      ______% Balanced Growth Strategy
_______%      ______% Mid Cap Growth Portfolio              _______%      ______% Conservative Growth Strategy
_______%      ______% Mid Cap Value Portfolio
_______%      ______% Small Cap Portfolio                   FOCUSED PORTFOLIOS
                                                            ------------------
_______%      ______% International Equity Portfolio        _______%      ______% Focus Growth Portfolio
_______%      ______% Diversified Fixed Income Portfolio    _______%      ______% Diversified Fixed Income Portfolio
_______%      ______% Cash Management Portfolio             _______%      ______% Focus TechNet Portfolio
                                                            _______%      ______% Focus Value Portfolio

STRATEGIC ASSET MANAGEMENT                                              EQUITY FUNDS
---------------------------                                             ------------
_______%      ______% Strategic Growth Portfolio            _______%      ______% Equity Income Fund
_______%      ______% Conservative Growth Portfolio         _______%      ______% Growth & Income Fund
_______%      ______% Balanced Portfolio                    _______%      ______% Growth Fund of the Northwest
_______%      ______% Conservative Balanced Portfolio       _______%      ______% Growth Fund
_______%      ______% Flexible Income Portfolio             _______%      ______% Mid Cap Stock Fund
                                                            _______%      ______% Small Cap Stock Fund
                                                            _______%      ______% International Growth Fund

FIXED INCOME FUND
-----------------
_______%      ______% Short Term Income Fund
_______%      ______% Government Securities Fund
_______%      ______% Income Fund
_______%      ______% Money Market Fund



FIXED ACCOUNT OPTIONS
---------------------

MVA FIXED OPTION
----------------
________% 3 yr.

DCA OPTIONS AND PROGRAM*

________% 6 Month DCA Account
          (Monthly DCA Only)

________% 1 yr. DCA Account
Frequency (Select one below)
[ ]  Monthly     [ ]  Quarterly

* DCA Program will begin 30 days (if monthly) or 90 days if quarterly from the date of deposit. Please indicate the variable investment target account(s) in the spaces provided to the left. Total must equal 100%. The total minimum transfer amount is $100. We reserve the right to adjust the number of transfers in order to meet the minimum transfer amount.


K. STATEMENT OF OWNER

Will this Contract replace an existing life insurance or annuity contract?
[ ] Yes [ ] No (If yes, please attach transfer forms, replacement forms and indicate below, the name of the existing issuing company and the contract number.)

                                                 $
----------------------  -----------------------  ---------------------------
Company Name            Contract Number          Estimated Transfer Amount

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application Form shall be a part of the Contract issued by the Company. I VERIFY MY UNDERSTANDING THAT THE PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE SUBACCOUNTS(s), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF A RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION OF THE CONTRACT, I UNDERSTAND THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENTS TO THE CASH MANAGEMENT SUBACCOUNT UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE MULTI-YEAR FIXED ACCOUNT OPTION ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR [SEASONS SELECT II] VARIABLE ANNUITY AND THE [SEASONS SERIES TRUST]. I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OWN OBJECTIVES AND NEEDS.

Signed at
          ----------------------------------       ---------------------------------------
            City                  State            Date

------------------------------------------         ---------------------------------------
Owner's Signature                                  Joint Owner's Signature (If Applicable)

------------------------------------------------------------
Registered Representative's Signature



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L. LICENSED / REGISTERED REPRESENTATIVE INFORMATION

Will this Contract replace in whole or in part any existing life insurance or annuity contract? [ ] Yes [ ] No


-----------------------------------------------------        ------------------------
Printed Name of Registered Representative                    Social Security Number

-------------------------------------------------------------------        -----------------
Representative's Street Address        City             State              Zip

                              (  )
----------------------------  -----------------------------  -------------------------  -----------------------------
Broker/Dealer Firm Name       Representative's Phone Number  Agent's License ID Number  Representative's Email Address

[[ ]  Option 1    [ ] Option 2   [ ]  Option 3    [ ]  Option 4          (Check your home office for availability)]


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For Office Use Only


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